EXHIBIT 99.1

ANALOG NEST TECHNOLOGIES, INC.

FINANCIAL STATEMENTS

December 31, 2016 and 2015

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Analog Nest Technologies, Inc

We have audited the accompanying consolidated balance sheets of Analog Nest Technologies, Inc. (“the Company”) as of December 31, 2016 and 2015 and the related statement of operations and comprehensive income (loss), partners' Capital and cash flows for the year then ended. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Analog Nest Technologies, Inc. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting.  Accordingly, we express no such opinion.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ B F Borgers CPA PC

Lakewood, Colorado

January 12, 2018

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ANALOG NEST TECHNOLOGIES, INC.

Balance Sheets

	December 31, 2016	December 31, 2015

ASSETS
Current Assets
Cash and cash equivalents	$35	$1,782
Accounts receivable	598	3,184
Total Current Assets	633	4,966

TOTAL ASSETS	633	4,966

LIABILITIES AND PARTNERS'S CAPITAL
Current Liabilities
Accounts payable and accrued liabilities	$19,492	$14,867
Total Current Liabilities	19,492	14,867

Total Liabilities	19,492	14,867

PARTNERS' CAPITAL
Retained Earnings	93,265	84,476
Partners Withdraws	(112,124)	(94,378)
Total Partners' Capital	(18,859)	(9,901)
TOTAL LIABILITIES AND PARTNERS' CAPITAL	$633	$4,966

The accompanying notes are an integral part of these audited financial statements.

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 ANALOG NEST TECHNOLOGIES, INC.

Statements of Operations

	Years Ended
	December 31,
	2016	2015

REVENUE	$12,648	$21,636
COST OF GOODS SOLD	533	6,027
GROSS PROFIT	12,115	15,609

OPERATING EXPENSES
General and administrative	2,200	3,957
Professional fees	1,127	435
Total Operating Expenses	3,327	4,393

LOSS BEFORE INCOME TAXES	8,789	11,216
Provision for income taxes	-	-

NET PROFIT (LOSS)	$8,789	$11,216

The accompanying notes are an integral part of these audited financial statements.

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ANALOG NEST TECHNOLOGIES, INC.

Statements of Partners’ Capital

	Accumulated
	Deficit	Total

Balance - December 31, 2013	$20,704	$20,704
Net profit	52,557	52,557
Partner contribution (distribution)	(63,311)	(63,311)
Balance - December 31, 2014	$9,949	$9,949
Net profit	11,216	11,216
Partner contribution (distribution)	(31,066)	(31,066)
Balance - December 31, 2015	$(9,901)	$(9,901)
Net profit	8,789	8,789
Partner contribution (distribution)	(17,746)	(17,746)
Balance - December 31, 2016	$(18,859)	$(18,859)

The accompanying notes are an integral part of these audited financial statements.

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ANALOG NEST TECHNOLOGIES, INC.
Statements of Cash Flows

	Years Ended
	December 31,
	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$8,789	$11,216
Changes in operating assets and liabilities:
Accounts receivable	2,586	1,808
Accounts payable and accrued liabilities	4,625	13,910
Net cash from operating activities	15,999	26,934

CASH FLOWS USED IN FINANCING ACTIVITIES
Partner contribution (distribution)	(17,746)	(31,066)
Net cash used in financing activities	(17,746)	(31,066)

Net decrease in cash and cash equivalents	(1,747)	(4,132)
Cash and cash equivalents - beginning of period	1,782	5,914
Cash and cash equivalents - end of period	$35	$1,782

Supplemental Cash Flow Disclosures
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these audited financial statements.

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ANALOG NEST TECHNOLOGIES, INC.
NOTES TO THE AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2016 AND 2015

 NOTE 1 - ORGANIZATION AND BUSINESS OPERATIONS

Analog Nest Technologies, Inc. (the "Company" or we), was incorporated in the State of Nevada on September 8, 2017.

Subsequent to September 30, 2017, the Company acquired a portfolio of Android and Apple mobile applications in an asset purchase agreement from Ram’s Head Industries, LLC, an unrelated party. The financial statements included are the historical earnings, and assets and liabilities associated with the assets purchased from Ram’s Head Industries, LLC.

NOTE 2 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars. The Company’s year-end is December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Going Concern

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet had significant revenues sufficient to cover its operating cost, and requires additional capital to commence its operating plan. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about its ability to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan to obtain such resources for the Company include: traditional financing, such as loans; and obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

There is no assurance that the Company will be able to obtain sufficient additional funds when needed or that such funds, if available, will be obtainable on terms satisfactory to the Company. In addition, profitability will ultimately depend upon the level of revenues received from business operations. However, there is no assurance that the Company will attain profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. As of December 31, 2016 and 2015 the Company had $35 and $1,782 cash and cash equivalents, respectively.

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Revenue Recognition

The Company recognizes revenue from the sale of products and services in accordance with ASC 605,"Revenue Recognition." The Company recognizes revenue from services only when all of the following criteria have been met:

i)	Persuasive evidence for an agreement exists;

ii)	Service has been provided;

iii)	The fee is fixed or determinable; and,

iv)	Collection is reasonably assured.

The Company’s mobile application sales are derived from advertising revenues, and in-app purchases. Revenue related to multi-media downloads is fully recognized when the above criteria are met. The revenue is recognized on a net basis.

Accounts Receivable

The Company records accounts receivable in accordance with ASC 310, “Receivables.” Receivables consist of mobile application sales that have been made, but cash has not yet been received. The terms of receivables are typically 30 days after sale. As of December 31, 2016, and December 31, 2015, amounts of $598 and $3,184 were recorded as accounts receivable.

Cost of Goods Sold

Cost of services include all expenses directly incurred to generate revenue, which include mobile application advertising, and mobile application subcontractor work. During the year ended December 31, 2016, and 2015 amounts of $533 and $6,027 were recorded, respectively.

Fair Value of Financial Instruments

ASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. FASB ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. FASB ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level of input that is significant to the fair value measurement of the instrument.

Recent accounting pronouncements

In May 2014, the FASB issued an accounting standards update, “Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), which modifies the requirements for identifying, allocating and recognizing revenue related to the achievement of performance conditions under contracts with customers. This update also requires additional disclosure related to the nature, amount, timing and uncertainty of revenue that is recognized under contracts with customers. This guidance is effective for fiscal and interim periods beginning after December 15, 2017 and is required to be applied retrospectively to all revenue arrangements. The adoption of this guidance is not expected to have a significant impact on the Company’s financial statements.

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Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – GOING CONCERN

As of the year ended December 31, 2016, the accumulated deficit of the Company is $18,859. The Company believes that its existing capital resources may not be adequate to enable it to execute its business plan. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern. The Company estimates that it will require additional cash resources during 2017 based on its current operating plan and condition. The Company expects cash flows from operating activities to improve, primarily as a result of an increase in revenue and a decrease in certain operating expenses, although there can be no assurance thereof. The accompanying financial statements do not include any adjustments that might be necessary should we be unable to continue as a going concern. If we fail to generate positive cash flow or obtain additional financing, when required, we may have to modify, delay, or abandon some or all of our business and expansion plans.

NOTE 4 – INCOME TAXES

From inception to December 31, 2016, the Company operated as a sole proprietorship, and therefore the Company’s owners were attributed with taxable income from inception through the period ending December 31, 2016. The Company does not have an income tax expense accrual as December 31, 2016 or December 31, 2015, as the Company’s net income liabilities are attributed personally to the owners. No income tax provision has been recorded as of December 31, 2016 or December 31, 2015.

NOTE 5 – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

As of December 31, 2016, and 2015, the Company had $19,492, and $14,867 of accounts payable and accrued liabilities, all of which related to outstanding credit card balances.

NOTE 6 – PROFESSIONAL FEES

During the years ended December 31, 2016, and 2015, the Company incurred $1,127 and $435 of professional fees, primarily related to accounting fees.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

From time to time the Company may become a party to litigation matters involving claims against the Company. Management believes that it is adequately insured for its operations and there are no current matters that would have a material effect on the Company's financial position or results of operations. For the year ended December 31, 2016 and 2015, no litigation matters were noted.

NOTE 8– RELATED PARTY TRANSACTIONS

There were no balances outstanding with related parties for the years ending December 31, 2016 and 2015.

During the course of operations, the owners of Rams Head Industries, LLC contributed and withdrew capital from the company. The contributions and withdrawals were discretionary.

During the year ended December 31, 2016, the owners of Rams Head Industries received $17,746 in distributions from the operations.

During the year ended December 31, 2015, the owners of Rams Head Industries received $31,066 in distributions from the operations.

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NOTE 9 – PARTNERS’ CAPITAL

For the year ended December 31, 2016, the owners of Rams Head Industries, LLC earned $9,738 net profit, and received $17,746 from operations, resulting in a decrease in partners’ capital of $8,008. The accumulated net earnings as of December 31, 2016 was $93,265

For the year ended December 31, 2015, the owners of Rams Head Industries, LLC earned $11,125 net profit, and received $31,066 from operations, resulting in a decrease in partners’ capital of $19,941. The accumulated net earnings as of December 31, 2016 was $83,527.

NOTE 10 – MAJOR CUSTOMERS AND CONCENTRATIONS RISK

The Company had certain customers whose revenue individually represented 10% or more of the Company’s total revenue represented 10% or more of the Company’s total accounts receivable, as follows:

For the years ended December 31, 2016 and December 31, 2015, two customers accounted for 80%, and 70%, respectively, of revenues.

NOTE 11 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to December 31, 2017 to the date these financial statements were issued and has determined that it does not have any material subsequent events to disclose in these financial statements, other than disclosed below.

Subsequent to September 30, 2017, Analog Nest Technologies, Inc. acquired a portfolio of Android and Apple mobile applications in an asset purchase agreement from Ram’s Head Industries, LLC.

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